UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 24, 2026
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (240) 744-1150
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DRH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2026, William W. McCarten, the Chairman of the Board of Directors (the “Board”) of DiamondRock Hospitality Company (the “Company”) informed the Board that he will retire from the Company’s Board at the end of his current term, effective at the adjournment of the 2026 Annual Meeting of Shareholders on April 29, 2026 (the “Resignation Date”) and that he will not stand for re-election to the Board at the Company’s 2026 Annual Meeting of Shareholders.

Mr. McCarten's decision was not based on any disagreement with the Company or management. Mr. McCarten will remain a director and Chair of the Board until the Resignation Date.

Effective on the Resignation Date, Bruce D. Wardinski will become non-executive Chairman of the Board, and the size of the Board will reduce from nine directors to eight directors.

Item 7.01 Regulation FD Disclosure.

On February 25, 2026, the Company announced the retirement of Mr. McCarten and Mr. Wardinski’s appointment as the non-executive Chairman of the Board, effective on the Resignation Date. A copy of that press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated by reference herein. The press release has also been posted in the investor relations/press releases section of the Company’s website at www.drhc.com.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this report:
Exhibit No. Description
99.1     Press Release of DiamondRock Hospitality Company, dated February 25, 2026
101.SCH        Inline XBRL Taxonomy Extension Schema Document
101.CAL        Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF        Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB        Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE        Inline XBRL Taxonomy Extension Presentation Linkbase Document
104            Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Dated: February 25, 2026	By:	/s/ Briony R. Quinn
Briony R. Quinn
Executive Vice President, Chief Financial Officer and Treasurer